EXHIBIT 99

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Corniche Group, Inc. (the "Company") on Form 10-Q for the quarter ended September 30, 2002 filed with the Securities and Exchange Commission (the "Report"), I, James Fyfe, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Company as of the dates presented and the consolidated result of operations of the Company for the periods presented.

Dated: November __, 2002


                                              _________________________________
                                              James Fyfe
                                              Chief Executive Officer
                                              of Corniche Group, Inc.

      This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.